UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 14, 2019

CREE, INC.
(Exact name of registrant as specified in its charter)

North Carolina	0-21154	56-1572719
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4600 Silicon Drive
Durham, North Carolina	27703
(Address of principal executive offices)	(Zip Code)

(919) 407-5300
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company    [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    [ ]

Item 1.01	Entry into a Material Definitive Agreement

Purchase Agreement

On March 14, 2019, Cree, Inc. (“Cree” or the “Company”) entered into a Purchase Agreement (the “Purchase Agreement”) with IDEAL Industries, Inc., a Delaware corporation (“IDEAL” or the “Buyer”). The transaction, which was approved by both Cree’s Board of Directors and IDEAL’s Board of Directors, is expected to close by the end of Cree’s fiscal year 2019, subject to customary closing conditions and governmental approvals.

Pursuant to the Purchase Agreement, the Company will sell to the Buyer, and the Buyer will (i) purchase from the Company, (a) certain manufacturing facilities and equipment, inventory, intellectual property rights, contracts, and real estate of the Company comprising the Company’s Lighting Products business unit, which includes the LED lighting fixtures, lamps and corporate lighting solutions business for commercial, industrial and consumer applications, and (b) all of the issued and outstanding equity interests of E-conolight LLC (“E-conolight”), Cree Canada Corp. and Cree Europe S.r.l, each a wholly owned subsidiary of the Company (collectively, the “Lighting Products Business”); and (ii) assume certain liabilities related to the Lighting Products Business (collectively (i) and (ii), the “Transaction”). The Company will retain certain liabilities associated with the Lighting Products Business arising prior to the closing of the Transaction. IDEAL is expected to hire most of Cree’s approximately 1300 employees of the Lighting Products Business either at the closing of the Transaction or following a transition period.

The purchase price for the Lighting Products Business will be $225 million in cash, which is subject to certain adjustments, plus the potential to receive an earn-out payment based on an adjusted EBITDA metric for the Lighting Products Business over a 12-month period beginning two years after the Transaction closes. In connection with the Transaction, the Company and the Buyer will also enter into certain ancillary and related agreements, including (i) an Intellectual Property Assignment and License Agreement, which will assign to the Buyer certain intellectual property owned by the Company and license to the Buyer certain additional intellectual property owned by the Company; (ii) a Transition Services Agreement, which is designed to ensure a smooth transition of the Lighting Products Business to the Buyer; (iii) an LED Supply Agreement, pursuant to which the Company will supply the Buyer with certain LED chip and component products for three years; and (iv) a Real Estate License Agreement, which will allow the Buyer to use certain premises owned by the Company to conduct the Lighting Products Business after closing.

The Purchase Agreement contains customary representations, warranties and covenants, including covenants to cooperate in seeking regulatory approvals and to indemnify the Buyer for certain damages that the Buyer may suffer following the closing of the Transaction.

The obligation of the Buyer to purchase the Lighting Products Business is subject to the satisfaction or waiver of a number of conditions set forth in the Purchase Agreement, including regulatory approval under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and certain similar non-US regulations, and other customary closing conditions. The Purchase Agreement provides for customary termination rights of the parties.

Credit Agreement Consent

Also on March 14, 2019, the Company entered into a Consent (the “Consent”) under the Third Amendment to its Credit Agreement, dated as of January 9, 2015 (as amended from time to time, the “Credit Agreement”), with Wells Fargo Bank, National Association, as administrative agent, E-conolight, as guarantor, and the other lenders party thereto. The Consent permits the Company to consummate the

Transaction and, in addition, pursuant to the Consent, the lenders have agreed to release the liens on the assets of the Lighting Products Business and the guaranty of E-conolight at the time of the closing of the Transaction.

Item 7.01	Regulation FD Disclosure

On March 15, 2019, the Company issued a press release announcing the execution of the Purchase Agreement. The press release is furnished as Exhibit 99.1 and incorporated by reference into Item 7.01 of this report.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that Section. Furthermore, the information in Item 7.01 of this report shall not be deemed incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description of Exhibit

99.1	Press release dated March 15, 2019

Cautionary Statements Regarding Forward Looking Statements

This report contains forward-looking statements involving risks and uncertainties, both known and unknown, that may cause Cree’s actual results to differ materially from those indicated in the forward-looking statements. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the anticipated benefits of the transaction, including future financial and operating results. Actual results, including with respect to Cree’s ability to complete the transaction on time or at all, could differ materially due to a number of factors, including risks associated with divestiture transactions generally, including the inability to obtain, or delays in obtaining, required regulatory approvals; issues,delays or complications in completing required carve-out activities to allow the Lighting Products Business to operate on a stand-alone basis after the closing, including incurring unanticipated costs to complete such activities; the ability of the Lighting Products Business to generate adjusted EBITDA in the third year post-closing sufficient to result in payment of an earn-out consistent with Cree’s expectations, or any earn-out payment; risks associated with integration or transition of the operations, systems and personnel of the Lighting Products Business, each, as applicable, within the term of the post-closing transition services agreement between the Buyer and the Company; unfavorable reaction to the sale by customers, competitors, suppliers and employees; the risk that costs associated with the transaction will be greater than Cree expects; as well as other factors discussed in Cree’s filings with the Securities and Exchange Commission (SEC), including its report on Form 10-K for the fiscal year ended June 24, 2018, and subsequent reports filed with the SEC. These forward-looking statements represent Cree's judgment as of the date of this report. Any forward-looking statements included in this report are as of the date made and the Company does not intend to update them if its views later change. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREE, INC.

By:	/s/ Neill P. Reynolds
Neill P. Reynolds
Executive Vice President and Chief Financial Officer

Date: March 15, 2019